Related-Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 11 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are made by the Bank to executive officers, directors, and their related business interests consistent with Federal Reserve Regulation O.

The following is an analysis of activity of related-party loans for the years ended December 31:

(Dollars in thousands)	2016	2015

Balance at beginning of year	$495	$4,417
New loans and advances	84	69
Repayments, including loans sold	117	148
Changes in related parties[1]	(141)	(3,843)

Balance at end of year	$321	$495

[1]The adjustment made in 2016 relates to the retirement of a senior management member and 2015 to the retirement of a director.

Deposits from executive officers, directors, and their related business interests at December 31, 2016 and 2015, were approximately $3.0 million and $2.5 million.